UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MCGRAW HILL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders McGraw Hill, Inc. Meeting To Be Held On August 11, 2026 For Stockholders of record as of June 15, 2026 Annual Meeting of Stockholders To order paper materials, use one of the Tuesday, August 11, 2026 9:00 AM, Eastern Time The Annual Meeting of Stockholders will be held virtually via the Internet. Please visit following methods. www.proxydocs.com/MH for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/MH Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/MH directions to attend the meeting go to www.proxydocs.com/MH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 31, 2026. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

McGraw Hill, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4. THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Elect four Class I directors to a three-year term on the Company’s Board of Directors: 1.01 Simon Allen 1.02 Mary Ann Sigler 1.03 Guhan Subramanian 1.04 Eric Worley 2. Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 3. Approve, on a non-binding advisory basis, the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. 4. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal Year 2027.